BECKER VALUE EQUITY FUND
Retail Class:  BVEFX
Institutional Class:  BVEIX

Supplement dated June 26, 2014 to
Prospectus dated February 28, 2014

The following changes are effective June 30, 2014:

Mr. Robert Schaeffer is retiring and will no longer serve as a portfolio manager to the Fund. Accordingly, please disregard all references to Mr. Schaeffer in the Prospectus after that date.

Thomas (T.J.) McConville is joining the Becker Value Equity Fund investment team as a portfolio manager and analyst.  T.J. joined Becker Capital Management in 2013.  Before joining the firm, T.J. served as a Senior Research Associate at Raymond James and Associates covering the consumer sector.  Prior to that, he covered a variety of industries at Raymond James.

The following table replaces the information on page 9 of the Prospectus.

Portfolio Manager/ Analyst	Length of Service with the Fund	Business Experience During the Past Five Years
Marian Kessler	Since 2005
Ms. Kessler joined the Advisor in 2004 and has over 31 years of experience as an investment professional.  Prior to joining the Advisor, Ms. Kessler was a senior analyst and portfolio manager at IDS/American Express, Safeco Asset Mgt, and Crabbe Huson.  She graduated Phi Beta Kappa and magna cum laude from Carleton College with a B.A. in English Literature.  She received her MBA in Finance from Northwestern University’s Kellogg Graduate School of Management.

Michael A. McGarr, CFA	Since Inception in 2003
Mr. McGarr joined the Advisor in 1985 and has over 36 years of experience as an investment professional.  Prior to joining the Advisor, Mr. McGarr was an equity analyst with Qualivest Capital Management, the investment subsidiary of U.S. Bancorp.  Mr. McGarr spent a total of six years at US Bancorp, where he also gained experience as an auditor and a government bond trader.  Mr. McGarr received a B.A. from Williams College and an M.B.A. from University of Virginia’s Darden Graduate School of Business Administration.

Steve Laveson	Since Inception in 2003
Mr. Laveson joined the Advisor in 1995 and has over 46 years of experience as an investment professional.  Prior to joining the Advisor, Mr. Laveson was a senior analyst and portfolio manager with Crabbe Huson, Neuberger & Berman, Rosenkranz, Ehrenkrantz, Lyon & Ross and Montgomery Securities.  He graduated with a B.S. in Chemical Engineering from Massachusetts Institute of Technology and a Master’s in Economics from University of California, Santa Barbara.

Patrick E. Becker, Jr.	Since Inception in 2003
Mr. Becker joined the Advisor in 1996 and has over 23 years of experience as an investment professional.  Prior to joining the Advisor, Mr. Becker was Vice President for Grove Securities.  Mr. Becker received a B.A. in Business Administration from the University of Portland.

Andy Murray, CFA	Since 2014
Mr. Murray joined the Advisor in 2013 and has over 14 years of experience as an investment professional.  Prior to joining the Advisor, Mr. Murray most recently served as a senior member of the North American Equities team at Alliance Trust, PLC and covered a variety of industries.  He received a M.A. from University of Edinburgh.

Thomas (T.J.) McConville	Since 2014
Mr. McConville joined Becker Capital Management in 2013 and has over 9 years of experience as an investment professional.  Prior to joining the Advisor, T.J. served as a Senior Research Associate at Raymond James and Associates covering the consumer sector from 2008 to 2013.  Prior to that, he covered a variety of industries at Raymond James.

Please retain this Supplement with the Prospectus.

BECKER VALUE EQUITY FUND
Retail Class:  BVEFX
Institutional Class:  BVEIX

Supplement dated June 26, 2014 to
Statement of Additional Information (“SAI”) dated February 28, 2014

The following changes are effective June 30, 2014:

Mr. Robert Schaeffer is retiring and will no longer serve as a portfolio manager to the Fund. Accordingly, please disregard all references to Mr. Schaeffer in the SAI after that date.

Thomas (T.J.) McConville is joining the Becker Value Equity Fund investment team as a portfolio manager and analyst.  T.J. joined Becker Capital Management in 2013.  Before joining the firm, T.J. served as a Senior Research Associate at Raymond James and Associates covering the consumer sector.  Prior to that, he covered a variety of industries at Raymond James.

The following information replaces the information on page 18 of the SAI:

           The Fund is managed by a portfolio management team including Marian Kessler, Michael McGarr, Steve Laveson, Patrick Becker, Jr., Andy Murray and T.J. McConville (collectively referred to as the “Portfolio Managers”).  As of October 31, 2013, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Marian Kessler	Investment Companies: 1 Pooled Investment Vehicles: N/A Other Accounts: 46	Investment Companies: $225 million Pooled Investment Vehicles: N/A Other Accounts: $271 million	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
Mike McGarr	Investment Companies: 1 Pooled Investment Vehicles: N/A Other Accounts: 189	Investment Companies: $225 million Pooled Investment Vehicles: N/A Other Accounts: $256 million	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
Steve Laveson	Investment Companies: 1 Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: $225 million Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
Patrick Becker, Jr.	Investment Companies: 1 Pooled Investment Vehicles: N/A Other Accounts: 365	Investment Companies: $225 million Pooled Investment Vehicles: N/A Other Accounts: $810 million	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
Andy Murray*	Investment Companies: 1 Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: $225 million Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
Thomas (T.J.) McConville**	Investment Companies: 1 Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: $307 million Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
*  Andy Murray joined the Fund in 2014; accordingly, his account management information is as of January 1, 2014.
**Thomas McConville joined the Fund in 2014; accordingly, his account management information is as of May 31, 2014.

The following table replaces the information on page 19 of the SAI:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Marian Kessler	$100,001 - $500,000
Mike McGarr	$100,001 - $500,000
Steve Laveson	$100,001 - $500,000
Patrick Becker, Jr.	$500,001 - $1,000,000
Andy Murray	$1 - $10,000
T.J. McConville	$1 - $10,000

Please retain this Supplement with the SAI.